UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: December 9, 2011

(Date of earliest event reported)

Oragenics, Inc

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Bayport Drive, Suite 685 Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 9, 2011, Oragenics (the “Company”) entered into a Fourth Amendment (the “Fourth Amendment”) to its Unsecured Revolving Line of Credit (as amended the “Credit Facility”) with the Koski Family Limited Partnership (“KFLP”) an accredited investor and the Company’s largest shareholder. The entering into of the Fourth Amendment was approved by the Company’s Audit Committee and disinterested directors. The Fourth Amendment increased the available borrowing under the Credit Facility by $500,000 million from $7,000,000 million to $7,500,000 million. On December 9, 2011, the Company drew down on the Credit Facility as amended to borrow $500,000 in the newly available funds. All other terms of the Credit Facility remained the same.

The Company and the KFLP originally entered into the Credit Facility on July 30, 2010. Pursuant to the Credit Facility the Company was able to borrow up to $2.0 million from the KFLP at LIBOR plus 6.0%. The term of the Credit Facility was for twelve months commencing August 1, 2010.

On January 24, 2011 the Company entered into a First Amendment to the Credit Facility (t to increase the available borrowings from $2,000,000 to $2,500,000 and simultaneously therewith the Company drew on the Credit Facility as amended by the First Amendment to borrow the additional $500,000 in available funds.

On February 4, 2011 the Company entered into the Second Amendment to the Credit Facility (the “Second Amendment”) which (i) increased the available borrowing under the Credit Facility by $2,500,000 from $2,500,000 to $5,000,000 (ii) changed the due date of the amounts outstanding and future borrowings from July 12, 2011 to July 30, 2012 (iii) provided for the automatic conversion of any amounts borrowed and outstanding under the Credit Facility into Company securities that may be issued by the Company in subsequent securities offering, and (iv) provided the KFLP with the right to put any undrawn available amounts under the Credit Facility, as amended, to the Company and thereby have a note issued to the KFLP. Between March and June 2011, the Company borrowed an additional $2,000,000 under the Credit Facility in $500,000 monthly increments for its working capital and operational needs.

On June 29, 2011, the Company entered into a Third Amendment (the “Third Amendment”) to the Credit Facility which increased our availability under the Credit Facility by $2,000,000 from $5,000,000 to $7,000,000. Future draws of the $2,000,000 in increased availability provided by the Third Amendment to the Credit Facility were limited to $1,000,000 increments beginning no earlier than August 2011 and October 2011, respectively. All other terms of the Credit Facility remained the same.

To date the Company has borrowed an aggregate of $7,500,000 from the KFLP under the Credit Facility, as amended. The Company currently has an aggregate of $7,500,000 outstanding and owed to the KFLP under the Credit Facility, as amended, and no remaining availability.

The Fourth Amendment to the Credit Facility and Revolving Unsecured Promissory Note are attached hereto as Exhibits 10.1 and 10.2 respectively and incorporated herein by reference.

A copy of the December 14, 2011 press release announcing the amendment to the Credit Facility is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Number	Description

10.1	Fourth Amendment to Unsecured Revolving Credit Agreement between Oragenics and the Koki Family Limited Partnership dated December 9, 2011.

10.2	Revolving Unsecured Promissory Note dated December 9, 2011.

10.3	Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated July 30, 2010 and form of Revolving Unsecured Promissory Note.*

10.4	First Amendment to the Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated January 24, 2011.**

10.5	Second Amendment to Unsecured Revolving Credit Agreement between Oragenics and the Koki Family Limited Partnership dated February 4, 2011.***

10.6	Third Amendment to Unsecured Revolving Credit Agreement between Oragenics and the Koki Family Limited Partnership dated June 29, 2011.****

99.1	Press Release (regarding Fourth Amendment to Credit Facility) dated December 14, 2011.

*	Incorporated by reference to Form 8-K filed on August 2, 2010.
**	Incorporated by reference to Form 8-K filed on January 28, 2011.
***	Incorporated by reference to Form 8-K filed on February 8, 2011.
****	Incorporated by reference to Form 8-K filed on June 30, 2011.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 14th day of December, 2011.

ORAGENICS, INC. (Registrant)

BY:	/s/ Brian Bohunicky
Brian Bohunicky
Chief Financial Officer

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